Exhibit 10.53

SECOND AMENDMENT TO

KEURIG GREEN MOUNTAIN, INC.

2014 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN

This SECOND AMENDMENT TO KEURIG GREEN MOUNTAIN, INC.’S 2014 AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN (the “Second Amendment”) is entered into as of the 11th day of September, 2014 by Keurig Green Mountain, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Company (formerly Green Mountain Coffee Roasters, Inc.) amended and restated, effective March 6, 2014, the Company’s Amended and Restated Employee Stock Purchase Plan (the “Plan”);

WHEREAS, on March 6, 2014, the Compensation and Organizational Development Committee of the Board of Directors (the “Committee”) amended the Plan to replace the name “Green Mountain Coffee Roasters, Inc.” with “Keurig Green Mountain, Inc.” (the “First Amendment”); and

WHEREAS, at a meeting of the Committee held on September 11, 2014, the Committee approved an amendment to the Plan to incorporate a holding period as set forth more fully in this Second Amendment.

NOW, THEREFORE, in order to implement the changes to the Plan as approved by the Committee, the Company hereby amends the Plan as follows:

1.              The heading of Article 5 is hereby amended and restated to read in its entirety, “Article 5 — Stock Subject to the Plan; Holding Period.”

2.              Article 5 is hereby amended to add a new second paragraph:

“Beginning with the Payment Period commencing on March 27, 2016 and ending on September 24, 2016, and for all subsequent Payment Periods unless otherwise determined by the Committee, all shares of Common Stock purchased under the Plan are subject to a one-year holding requirement from the last Trading Day of the applicable Payment Period (each such period, a “Required Holding Period”).  In the event a Participant sells shares of Common Stock purchased under the Plan prior to the expiration of the applicable Required Holding Period, such Participant shall not be entitled to enroll in the two Payment Periods immediately subsequent to such sale.”

3.              In all other respects, the Plan is hereby confirmed and ratified in its entirety.

KEURIG GREEN MOUNTAIN, INC.

/s/ Michael J. Degnan
Michael J. Degnan
Chief Legal Officer, Corporate General Counsel and Secretary